EXHIBIT 99.2

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Three months ended
	July 31,	April 30,	July 31,
	2009	2009	2008

Net revenue	$27,451	$27,351	$28,032

Costs and expenses(a):
Cost of sales	20,936	20,919	21,197	(c)
Research and development	667	716	895
Selling, general and administrative	2,874	2,880	3,193	(c)
Amortization of purchased intangible assets	379	380	213
Restructuring charges	362	94	5
Acquisition-related charges	59	75	—
Total costs and expenses	25,277	25,064	25,503

Earnings from operations	2,174	2,287	2,529

Interest and other, net	(177)	(180)	23

Earnings before taxes	1,997	2,107	2,552

Provision for taxes(b)	355	391	525

Net earnings	$1,642	$1,716	$2,027

Net earnings per share:
Basic	$0.69	$0.72	$0.82
Diluted	$0.67	$0.70	$0.80

Cash dividends declared per share	$0.16	$—	$0.16

Weighted-average shares used to compute net earnings per share:
Basic	2,382	2,394	2,459
Diluted	2,436	2,438	2,533

(a) Stock-based compensation expense included under SFAS 123(R) was as follows:
Cost of sales	$41	$48	$34
Research and development	12	18	16
Selling, general and administrative	94	109	90
Acquisition-related charges	3	16	—
Total costs and expenses	$150	$191	$140

(b) Tax benefit from stock-based compensation	$(51)	$(59)	$(38)

(c) For the prior year reporting periods presented, certain pursuit-related costs previously reported as Cost of sales have been realigned retroactively to Selling, general and administrative expenses due to organizational realignments.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Nine months ended
	July 31,	July 31,
	2009	2008

Net revenue	$83,602	$84,761

Costs and expenses(a):
Cost of sales	63,924	63,846	(c)
Research and development	2,115	2,701
Selling, general and administrative	8,647	9,820	(c)
Amortization of purchased intangible assets	1,171	630
In-process research and development charges	6	13
Restructuring charges	602	19
Acquisition-related charges	182	—
Total costs and expenses	76,647	77,029

Earnings from operations	6,955	7,732

Interest and other, net	(589)	98

Earnings before taxes	6,366	7,830

Provision for taxes(b)	1,154	1,613

Net earnings	$5,212	$6,217

Net earnings per share:
Basic	$2.18	$2.49
Diluted	$2.13	$2.41

Cash dividends declared per share	$0.32	$0.32

Weighted-average shares used to compute net earnings per share:
Basic	2,395	2,497
Diluted	2,442	2,577

(a) Stock-based compensation expense included under SFAS 123(R) was as follows:
Cost of sales	$141	$106
Research and development	47	55
Selling, general and administrative	288	288
Acquisition-related charges	25	—
Total costs and expenses	$501	$449

(b) Tax benefit from stock-based compensation	$(158)	$(130)

(c) For the prior year reporting periods presented, certain pursuit-related costs previously reported as Cost of sales have been realigned retroactively to Selling, general and administrative expenses due to organizational realignments.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS
(In millions)

	July 31,	October 31,
	2009	2008

	(unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$13,521	$10,153
Short-term investments	66	93
Accounts receivable	14,735	16,928
Financing receivables	2,532	2,314
Inventory	5,850	7,879
Other current assets	12,138	14,361

Total current assets	48,842	51,728

Property, plant and equipment	11,194	10,838

Long-term financing receivables and other assets	10,857	10,468

Goodwill and purchased intangible assets	40,179	40,297

Total assets	$111,072	$113,331

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Notes payable and short-term borrowings	$3,288	$10,176
Accounts payable	12,778	14,917
Employee compensation and benefits	3,596	4,159
Taxes on earnings	786	869
Deferred revenue	6,458	6,287
Other accrued liabilities	14,904	16,531

Total current liabilities	41,810	52,939

Long-term debt	13,892	7,676
Other liabilities	13,835	13,774

Stockholders' equity	41,535	38,942

Total liabilities and stockholders' equity	$111,072	$113,331

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Three months ended
	July 31,	April 30,	July 31,
	2009	2009	2008(a)

Net revenue:

Services(b)	$8,470	$8,488	$4,386
Enterprise Storage and Servers	3,660	3,456	4,741
HP Software	847	880	1,086
Technology Solutions Group	12,977	12,824	10,213
Personal Systems Group	8,432	8,191	10,254
Imaging and Printing Group	5,660	5,916	7,041
HP Financial Services	670	641	680
Corporate Investments	193	188	271
Total Segments	27,932	27,760	28,459
Eliminations of intersegment net revenue and other	(481)	(409)	(427)

Total HP Consolidated	$27,451	$27,351	$28,032

Earnings from operations:

Services(b)	$1,289	$1,172	$567
Enterprise Storage and Servers	356	250	544
HP Software	153	157	135
Technology Solutions Group	1,798	1,579	1,246
Personal Systems Group	386	374	587
Imaging and Printing Group	960	1,074	1,042
HP Financial Services	53	46	51
Corporate Investments	(10)	(19)	26
Total Segments	3,187	3,054	2,952

Corporate and unallocated costs and eliminations	(81)	(62)	(85)
Unallocated costs related to stock-based compensation
expense	(132)	(156)	(120)
Amortization of purchased intangible assets	(379)	(380)	(213)
Restructuring charges	(362)	(94)	(5)
Acquisition-related charges	(59)	(75)	—
Interest and other, net	(177)	(180)	23

Total HP Consolidated Earnings Before Taxes	$1,997	$2,107	$2,552

(a)   Certain fiscal 2009 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2008, the reclassifications resulted in the transfer of revenue and operating profit among the Services, HP Software and Imaging and Printing Group financial reporting segments. In addition, certain previously allocated costs were reclassified to unallocated costs related to stock-based compensation expense. There was no impact on the previously reported financial results for the Enterprise Storage and Servers, Personal Systems Group, HP Financial Services and Corporate Investments segments.

(b)   Includes the results of EDS which was acquired on August 26, 2008.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Nine months ended
	July 31,	July 31,
	2009	2008(a)
Net revenue:

Services(b)	$25,704	$12,700
Enterprise Storage and Servers	11,064	14,341
HP Software	2,605	3,072
Technology Solutions Group	39,373	30,113
Personal Systems Group	25,410	31,116
Imaging and Printing Group	17,557	22,042
HP Financial Services	1,947	2,007
Corporate Investments	577	719
Total Segments	84,864	85,997
Eliminations of intersegment net revenue and other	(1,262)	(1,236)

Total HP Consolidated	$83,602	$84,761

Earnings from operations:

Services(b)	$3,584	$1,573
Enterprise Storage and Servers	1,011	1,872
HP Software	450	288
Technology Solutions Group	5,045	3,733
Personal Systems Group	1,195	1,759
Imaging and Printing Group	3,139	3,404
HP Financial Services	140	141
Corporate Investments	(48)	40
Total Segments	9,471	9,077

Corporate and unallocated costs and eliminations	(119)	(308)
Unallocated costs related to stock-based compensation expense	(436)	(375)
Amortization of purchased intangible assets	(1,171)	(630)
In-process research and development charges	(6)	(13)
Restructuring charges	(602)	(19)
Acquisition-related charges	(182)	—
Interest and other, net	(589)	98

Total HP Consolidated Earnings Before Taxes	$6,366	$7,830

(a)   Certain fiscal 2009 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2008, the reclassifications resulted in the transfer of revenue and operating profit among the Services, HP Software and Imaging and Printing Group financial reporting segments. In addition, certain previously allocated costs were reclassified to unallocated costs related to stock-based compensation expense. There was no impact on the previously reported financial results for the Enterprise Storage and Servers, Personal Systems Group, HP Financial Services and Corporate Investments segments.

(b)   Includes the results of EDS which was acquired on August 26, 2008.